Exhibit H1

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                                  Auction Term
                                Preferred Stock
                             Underwriting Agreement

                                      December 20, 1993

BEAR, STEARNS & CO. INC.
245 Park Avenue
New York, New York 10167

Dear Sirs:

The New America High Income Fund, Inc., a Maryland corporation (the "Fund"), proposes, subject to the terms and conditions stated herein, to issue and sell to you (the "Underwriter") an aggregate of 1,200 shares of Series A Auction Term Preferred Stock of the Fund ("Series A Preferred Stock") and an aggregate of 800 shares of Series B Auction Term Preferred Stock of the Fund ("Series B Preferred Stock"), each par value $1.00 per share and liquidation preference $50,000 per share (collectively, the "Preferred Shares"). The Preferred Shares are more fully described in the Registration Statement referred to below. Prior to the purchase and public offering of the Preferred Shares by the Underwriter, the Fund and you shall enter into an agreement substantially in the form of Annex I hereto (the "Pricing Agreement"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Fund and you and shall specify such applicable information as is indicated in Annex I hereto. The offering of the Preferred Shares will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing





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Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

                   1. Representations and Warranties of the Fund.
The Fund represents and warrants to, and agrees with, the Underwriter that:

                   (a) The Fund meets the requirements for use of Form N-2 under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act", and together with the Securities Act, the "Acts") and the published rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Acts; a notification of registration on Form N-8A (the "Notification") has been filed by the Fund with the Commission under the Investment Company Act; a registration statement on Form N-2 (File No. 33-61674) in respect of the Preferred Shares has been filed with the Commission; and no other document with respect to such registration statement (other than any which has previously been furnished to you) has heretofore been filed with the Commission. Such registration statement, including the prospectus, statement of additional information, financial statements and schedules, exhibits and all other documents filed as a part thereof or incorporated therein, as amended at the time of effectiveness of the registration statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A of the Rules and Regulations, is herein called the "Registration Statement" and the prospectus and statement of additional information, in the forms first filed after the effective date of the Registration Statement with the Commission pursuant to Rule 497 of the Rules and Regulations are herein collectively called the "Prospectus". The term "preliminary prospectus" as used herein means any preliminary prospectus or statement of additional information included in such registration statement or filed prior to the effective date of the Registration Statement with the Commission pursuant to Rule 497 of the Rules and Regulations or any document required to be filed pursuant to Rule 482 of the Rules and Regulations (whether or not filed pursuant to Rule 497 thereunder) or any prospectus or statement of additional information omitted from such registration statement. The term "Part A Prospectus" as used herein means the prospectus included in Part A of

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the Registration Statement in the form filed pursuant to Rule 497(c) or Rule
497(h) of the Rules and Regulations.

                   (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement (except any post-effective amendment required by Rule 8b-16 of the Rules and Regulations or which is filed with the Commission after the later of (x) one year from the date of this Agreement or (y) the date on which the distribution of the Preferred Shares is completed), when the Prospectus is first filed with the Commission pursuant to Rule 497 of the Rules and Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date (as hereinafter defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply, as the case may be, in all material respects with the applicable provisions of the Acts and the Rules and Regulations and do not or will not, as the case may be, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (in the case of the Prospectus, in light of the circumstances in which they were made). When any preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement or any amendment thereto or pursuant to Rule 497(a) of the Rules and Regulations) and when any amendment thereof or Supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto (except for the financial statements and notes thereto, schedules and other financial or statistical data included therein or omitted therefrom) complied in all material respects with the applicable provisions of the Acts and the Rules and Regulations and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which the were made, not misleading. At the time of filing thereof with the Commission and at the Closing Date, the Notification and any amendments thereto and supplements thereof complied and will comply in all material respects with the applicable provisions of the Investment Company Act and did not and will not contain any untrue statement of a material fact or omit

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to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of the Underwriter as herein stated expressly for use in connection with the preparation thereof. No order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued by the Commission and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of the Fund, no proceeding for that purpose has been initiated or threatened by the Commission.

                   (c) Arthur Andersen & Co., who have certified certain financial statements of the Fund, are independent public accountants as required by the Acts and the Rules and Regulations.

                   (d) The Fund has been incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland. The Fund is duly qualified and in good standing as a foreign corporation in each jurisdiction in which such qualification is required, except for those failures to be so qualified or in good standing which will not in the aggregate have a material adverse effect on the condition, financial or otherwise, of the Fund, or on the earnings or business affairs of the Fund or on the ability of the Fund to perform its obligations under any of this Agreement, the Pricing Agreement, the Investment Advisory Agreement, dated as of February 19, 1992 (the "Advisory Agreement"), between the Fund and Wellington Management Company (the "Adviser"), the Auction Agent Agreement to be dated as of the Closing Date (the "Auction Agent Agreement"), between the Fund and Bankers Trust Company (the "Auction Agent"), the Custodian Agreement, dated as of February 11, 1988 (the "Custodian Agreement"), between the Fund and State Street Bank and Trust Company (the "Custodian"), the Transfer Agency Agreement, dated as of February 11, 1988 (the "Transfer Agency Agreement") between the Fund and State Street Bank and Trust Company, the Letter Agreement to be dated as of the Closing Date (the "Letter Agree-

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ment"), among the Fund, the Depository Trust Company, ("DTC") and the Auction
Agent and the Broker-Dealer Agreement to be dated as of the Closing Date (the "Broker-Dealer Agreement") between Bear, Stearns & Co., Inc., as broker-dealer, and the Auction Agent (collectively, the "Fund Agreements"). The Fund has no subsidiaries. The Articles of Amendment and Restatement, dated as of February 19, 1988, as amended or restated (the "Amended Articles"), and the Articles of Amendment and the Articles Supplementary, to be adopted in connection with the issuance of the Preferred Shares (collectively, the "Articles Supplementary" and, together with the Amended Articles, the "Restated Articles") confer and as of the Closing Date will confer on the Fund full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus. The Fund has all requisite corporate power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, governmental or regulatory agencies and bodies (other than those required under state securities or Blue Sky laws), to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, except for those consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits the failure of which to obtain would not individually or in the aggregate have a material adverse effect on the ability of the Fund to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus or on the ability of the Fund to perform its obligations under any of the Fund Agreements, and no such consent, approval, authorization, order, registration, qualification, license or permit contains a materially burdensome restriction not adequately disclosed in the Registration Statement and Prospectus. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Fund or any of its properties or assets is or was required, as the case may be, for the execution, delivery and performance of any of the Fund Agreements and the consummation of the transactions contemplated thereby, including the issuance, sale and the delivery of the Preferred Shares to be issued, sold and delivered by the Fund hereunder, except such as have

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been obtained and currently are maintained, except such consents, approvals, authorizations, registrations or qualifications as may be required by the National Association of Securities Dealers, Inc. (the "NASD") under state securities or Blue Sky laws in connection with the purchase and distribution of the Preferred Shares by the Underwriter and except for those consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits the failure of which to obtain would not individually or in the aggregate have a material adverse effect on the ability of the Fund to duly execute, deliver and perform any of the Fund Agreements or to consummate any of the transactions contemplated thereby.

                   (e) All of the outstanding shares of common stock, par value $.01 per share, of the Fund (the "Common Stock") and Taxable Auction Rate Preferred Stock, no par value, of the Fund (the "TARPS") are duly and validly authorized and issued, fully paid and non-assessable and were not issued in violation of or subject to any preemptive rights. The Preferred Shares when issued, delivered and sold in accordance with this Agreement and the Pricing Agreement against payment of the consideration set forth herein and in the Pricing Agreement will be duly and validly issued and outstanding, fully paid and nonassessable, and will not have been issued in violation of or subject to any preemptive rights. The Fund had, at October 31, 1993, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The Preferred Shares, the TARPS, the shares of Common Stock and the Fund's Bank Debt (as herein defined) conform in all material respects to the descriptions thereof contained in the Prospectus and the Registration Statement. The Fund's Bank Debt has been duly and validly authorized.

                   (f) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Fund and this Agreement has been duly and validly executed and delivered by the Fund and is a valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general principles of equity and except to the extent that rights to indemnity

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hereunder may be limited by federal or state securities laws or the public policy underlying such laws. Each of the other Fund Agreements and the transactions contemplated thereby have been or, if not yet required to be executed as of the Closing Date shall be, duly and validly authorized by the Fund and shall have been or will be duly and validly executed and delivered by the Fund and is or will be a valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general principles of equity and except to the extent that rights to indemnity hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

                  (g) The execution, delivery and performance of the Fund Agreements and the consummation of the transactions contemplated thereby, including the issuance, sale and delivery of the Preferred Shares pursuant hereto and the redemption, repurchase or repayment of the TARPS and the Bank Debt with the proceeds therefrom, do not and will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default (with notice or the lapse of time, or both, would constitute a default) or require consent under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund, pursuant to the terms of any agreement, instrument, franchise, license or permit to which the Fund is a party or by which the Fund is bound or by which any of the property or assets of the Fund may be bound or (ii) violate or conflict with any provision of the Restated Articles or the by-laws of the Fund or any judgment, decree, order, law, statute, rule or regulation of any court or public, governmental or regulatory agency or body having jurisdiction over the Fund or any of its properties or assets except for any violations or conflicts with judgments, decrees, orders, laws, statutes, rules or regulations which would not individually or in the aggregate have a material adverse effect on the Fund to duly execute, deliver and perform any of the Fund Agreements or to contemplate any of the transactions contemplated thereby and except to the extent that rights to indemnity hereunder may be limited by federal or state

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securities laws or the public policy underlying such 1aws.

                   (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus there has been no material adverse change or, to the knowledge of the Fund, any development involving a prospective material adverse change in the business, properties, operations, condition (financial or other) or results of operations of the Fund whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, the Fund has not incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Fund, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus.

                   (i) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Fund is a party or to which any property of the Fund is subject which is pending or, to the knowledge of the Fund, contemplated against the Fund, which reasonably might result in any material adverse change or any development involving a material adverse change in the business, assets, operations, condition (financial or other) or results of operations of the Fund or which is required to be disclosed in the Prospectus.

                   (j) The financial statements, including the notes thereto, and supporting schedules included in the Registration Statement and the Prospectus present fairly in all material respects the financial condition of the Fund as of the dates indicated and the results of its operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein.

                   (k) There are no contracts or documents of or relating to the Fund or any of its assets that are

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required by the Acts or by the Rules and Regulations to be filed as exhibits to the Registration Statement or described in the Registration Statement or Prospectus that have not been so filed or described.

                   (l) The Fund is registered with the Commission under the Investment Company Act as a closed-end, diversified management investment company.

                   (m) The Fund owns or possesses, or can acquire on reasonable terms, adequate trademarks, service marks and trade names (if any) necessary to conduct the business now operated by it, and the Fund has not received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Fund.

                   (n) The shares of Common Stock are listed on the New York Stock Exchange, Inc.

                   (o) All advertising, sales literature or other promotional material prepared or authorized in writing by the Fund for use in connection with the offering or sale of the Preferred Shares (collectively, "sales material") when used in accordance with its intended use complied and complies with the requirements of the Acts, the Rules and Regulations and the rules and interpretations of the NASD and no such sales material when used in accordance with its intended use contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                   (p) Each of Proposals One and Two described in the Fund's Proxy Statement dated April 23, 1993 (the "Proxy Statement") and submitted to holders of the outstanding TARPS and Common Stock at the 1993 Annual Meeting of Stockholders of the Fund (the "Annual Meeting"), has been approved by such holders in accordance with the provisions of the Amended Articles and applicable law, and no further approval of any holders of out-

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standing securities of the Fund is required in connection with the consummation of the transactions contemplated by this Agreement. The Proxy Statement complied in all material respects with the provisions of the Securities Exchange Act of 1934, as amended ("the Exchange Act"), and the Investment Company Act, and did not contain any statement which, at the time and in light of the circumstances under which it was made, was false or misleading with respect to any material fact nor did the Proxy Statement omit to state any material fact required to be stated therein or necessary in order to make the statements therein not false or misleading or necessary in order to correct any statement in any earlier communication with respect to the solicitation of proxies for the Annual Meeting or subject matter which became false or misleading prior to the Annual Meeting.

                   (q) The offering, issuance and sale of the Preferred Shares in accordance with this Agreement and the Pricing Agreement against payment of the consideration set forth herein and in the Pricing Agreement and application of the proceeds thereof as set forth in the Prospectus complies with and will not result in a violation of Section 18 of the Investment Company Act.

                   (r) The Fund has delivered and, so long as a Prospectus is required to be delivered with respect to transactions in the Preferred Shares, will deliver upon request copies of the then current statement of additional information with respect to the Preferred Shares in the manner and within the time required by the Acts and the Rules and Regulations.

                   2. Representations and Warranties of the Adviser. The Adviser represents and warrants to, and agrees with, the Underwriter that:

                   (a) It has been duly organized and is validly existing as a general partnership under the laws of the Commonwealth of Massachusetts with full power and authority to conduct its business as described in the Registration Statement and Prospectus.

                   (b) It is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). It is not prohibited by the Advisers Act or the Investment Company Act, or the

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rules and regulations under such acts, from performing its obligations under the
Advisory Agreement or from acting as an investment adviser for the Fund as contemplated by the Registration Statement and the Prospectus.

                  (c) The description of it in the Prospectus is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Each of this Agreement and the Advisory Agreement has been duly and validly authorized by the Adviser, and each of this Agreement and the Advisory Agreement has been duly and validly executed and delivered by the Adviser and the Advisory Agreement is a valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms except, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general principles of equity.

                  (e) The execution, delivery and performance of this Agreement and the Advisory Agreement and the consummation of the transactions contemplated hereby or thereby, will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which, with notice or the lapse of time, or both, would constitute a default) or require consent under or result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets, pursuant to the terms of, any agreement, instrument, franchise, license or permit to which it is a party or by which it is bound or by which any of its property may be bound, or (ii) violate or conflict with any provision of its partnership agreement, or any judgment, decree, order, statute, rule or regulation of any court or public, governmental or regulatory agency or body (including any stock exchange or securities association) having jurisdiction over it or its properties or operations. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any public, governmental or regulatory agency or body is required for the execution, delivery and performance of this Agreement and the Advisory Agreement and

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the consummation by the Adviser of the transactions contemplated hereby and thereby, except such as may be required under the Acts or state securities or Blue Sky 1aws.

                   (f) There is no litigation or governmental proceeding to which the Adviser is a party or to which the property of the Adviser is subject which is pending or, to the knowledge of the Adviser, contemplated against the Adviser, except for any litigation or proceeding of which the Adviser has informed the Underwriter in writing prior to the date hereof, which might result in any material adverse change or any development involving a material adverse change in the business, prospects, assets, operations, condition (financial or other) or results of operations of the Adviser, or which otherwise is required to be described under Item 12 to Part A of Form N-2.

                   3. Purchase, Sale and Delivery of Shares. (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Fund agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Fund, such number of Preferred Shares and at a purchase price per share as set forth in the Pricing Agreement follows:

                       (i) If the Fund has elected not to rely upon Rule 430A of the Rules and Regulations, the initial public offering price and the purchase price per share to be paid by the Underwriter for the Preferred Shares have each been determined and set forth in the Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

                       (ii) If the Fund has elected to rely upon Rule 430A of the Rules and Regulations, the initial public offering price and the purchase price per share to be paid by the Underwriter for the Preferred Shares shall be set forth in the Pricing Agreement.

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                   (b) Payment of the purchase price for, and delivery of
certificates for, the Preferred Shares shall be made at the office of Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, New York, or at such other place as shall be agreed upon by you and the Fund, at 9:00 A.M. on the fifth business day following the date of the effectiveness of the Registration Statement (or, if the Fund has elected to rely upon Rule 430A of the Rules and Regulations, the fifth business day after execution of the Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by you and the Fund (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Fund by Federal funds check or checks or similar same-day funds payable to the order of the Fund, against delivery by or on behalf of the Fund to DTC for the account of the Underwriter of certificates in definitive form representing each series of the Preferred Shares to be purchased by the Underwriter hereunder registered in the name of Cede & Co. ("Cede"), as nominee for DTC. The Fund will permit you to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

                   4. Offering. Upon the Fund's authorization of the release of the Preferred Shares, the Underwriter proposes to offer the Preferred Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

                   5. Covenants of the Fund. The Fund covenants and agrees with the Underwriter that:

                   (a) If the registration statement has not yet been declared effective, the Fund will use its best efforts to cause the registration statement and any amendments thereto to become effective as promptly as possible. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the Rules and Regulations, the Fund will file a 430A Prospectus pursuant to Rule 497(h) of the Rules and Regulations as promptly as practicable, but no later than the second business day following the date of the determination of the offering price of the Preferred Shares or the date the Prospectus first is used after the effective date of the Registration Statement. If the

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Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497(c) of the Rules and Regulations as promptly as practicable, but no later than the fifth business day following the date of the later of the effective date of the Registration Statement or the commencement of the public offering of the Preferred Shares.

                   (b) The Fund will notify you immediately (and, if requested by you, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of which the Fund has knowledge, of any proceedings therefor, (v) of the receipt of any comments from the Commission, and (vi) of the receipt by the Fund of any notification with respect to the suspension of the qualification of the Preferred Shares for sale in any jurisdiction or the initiation or threatening, of which the Fund has knowledge, of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Fund will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Fund will not file any amendment to the Registration Statement (except any post-effective amendment required solely by Rule 8b-16 of the Rules and Regulations or which is filed with the Commission after the later of (x) one year from the date of this Agreement or (y) the date on which distribution of the Preferred Shares is completed) or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 497) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement, to which you shall reasonably object after being timely furnished in advance a copy thereof.

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                   (c) If at any time when a prospectus relating to the
Preferred Shares is required to be delivered under the Securities Act or the Rules and Regulations any event shall have occurred as a result of which the Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Acts or the Rules and Regulations, the Fund will notify you promptly and prepare and file with the Commission an appropriate and responsive amendment or supplement (in form and substance satisfactory to you) which, if applicable, will correct such statement or omission and will use its best efforts to have any such amendment to the Registration Statement declared effective as soon as possible.

                   (d) The Fund will promptly deliver to you two signed copies of the Registration Statement, including exhibits and all amendments thereto, and the Fund will promptly deliver to you such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, as you may reasonably request.

                   (e) The Fund will endeavor in good faith, in cooperation with you, at or prior to the time of the effectiveness of the Registration Statement, to qualify the Preferred Shares for offering and sale under the securities laws relating to the offering and sale of the Preferred Shares in such jurisdictions as you may designate and to maintain such qualification in effect for as long as required for the distribution thereof; except that in no event shall the Fund be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                   (f) The Fund will make generally available (within the meaning of Section ll(a) of the Securities Act) to its security holders and to you as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Rules and Regulations) covering a period of at least

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twelve consecutive months beginning after the effective date of the Registration
Statement.

                   (g) During the period of 90 days from the date of the Prospectus, the Fund will not, without your prior written consent, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of any Preferred Shares or any securities convertible into or exercisable or exchangeable for Preferred Stock of the Fund other than the Preferred Shares offered hereby.

                   (h) The Fund will furnish to its shareholders as soon as practicable after the end of each fiscal year such annual report and periodic reports as are required by the Exchange Act and the Investment Company Act and the rules and regulations under such acts.

                   (i) During a period of five years from the effective date of the Registration Statement, the Fund will furnish to you copies of (i) all reports to its shareholders; and (ii) all reports, financial statements and proxy or information statements filed by the Fund with the Commission or any national securities exchange.

                   (j) The Fund will utilize the proceeds of the offering of the Preferred Shares as set forth under the caption "Use of Proceeds" in the Prospectus and will direct the investment of the proceeds of the offering of the Preferred Shares in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986. as-amended (the "Code").

                   (k) The Fund will use its best efforts to cause the Preferred Shares, prior to the Closing Date, to be assigned ratings of "AAA" by Fitch Investors Service, Inc. ("Fitch") and "aaa" by Moody's Investors Service, Inc. ("Moody's"), respectively.

                   (l) The Fund shall use its best efforts to comply with the terms of the Term Loan Agreement dated January 15, 1993 (the "Loan Agreement") by and between the Fund and The First National Bank of Boston ("Bank of Boston") pursuant to which the maturity of all indebtedness of the Fund (the "Bank Debt") outstanding under the Loan Agreement shall be repaid prior to or at the Closing Date.

                   (m) The Fund shall take all such action as may be required under the Restated Articles, the Investment Company Act, Maryland law and otherwise in order as of the Closing Date to redeem, repurchase, retire or otherwise cause not to be outstanding within the meaning of the Investment Company Act all TARPS issued and outstanding immediately prior thereto and all outstanding Bank Debt and other senior securities (within the meaning of the Investment Company Act) of the Fund.

                   6. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Fund hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Fund hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments thereof or supplements thereto (including, without limitation, fees and expenses of the Fund's accountants and counsel), the underwriting documents (including this Agreement, the Pricing Agreement and the Selected Dealer Agreement) and all other documents related to the public offering of the Preferred Shares (including those supplied to the Underwriter in quantities as hereinabove stated); (ii) the issuance, transfer and delivery of the Preferred Shares to the Underwriter, including any transfer or other taxes payable thereon; (iii) the qualification of the Preferred Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and the reasonable fees of counsel for the Underwriter and such counsel's disbursements in relation thereto; (iv) filing fees of the Commission and the National Association of Securities Dealers, Inc.; (v) the cost of printing certificates representing the Preferred Shares; (vi) the cost and charges of any transfer agent or registrar; (vii) the expenses (including, but not limited to, travel, hotels and other accommodations) incurred by the Fund's or the Adviser's directors, partners, officers, employees and other personnel in connection with meetings held with registered brokers in connection with the offering of the Preferred Shares, the preparing to market and the marketing of the Preferred Shares; (viii) any fees charged by securities rating services requested by the Fund to provide a rating for the Preferred Shares; (ix) the fees and expenses of the Auction Agent (including the fees and disbursements of counsel to the Auction Agent in connection with the Auction Agent Agreement) the Custodian and the Depository; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

                   7. Conditions of Underwriter's Obligations. The obligations of the Underwriter to purchase and pay for the Preferred Shares as provided herein, shall be subject to the accuracy of the representations and warranties of the Fund and the Adviser herein contained, as of the date hereof and as of the Closing Date, to the absence from any certificates, opinions, written statements or letters furnished to you or to Skadden, Arps, Slate, Meagher & Flom or Reid & Priest (collectively "Underwriter's Counsel") pursuant to this
Section 7 of any misstatement or omission, to the performance by the Fund of its obligations hereunder, and to the following additional conditions:

                   (a) The Registration Statement shall have become effective not later than 4:00 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by you; the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof; and, at or prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

                   (b) The Fund shall have furnished to you and to Moody's and Fitch, as applicable, a 1940 Act ATP Asset Coverage Certificate, an ATP Basic Maintenance Certificate and an Accountant's Certificate (each as defined in the Prospectus) each dated the Closing Date and in form and substance satisfactory to Moody's and Fitch, as applicable, and reasonably satisfactory to you.

                   (c) At the Closing Date, you shall have received the opinion of Goodwin, Procter & Hoar, counsel for the Fund, dated the Closing Date addressed to you and in form and substance satisfactory to Underwriter's Counsel, to the effect that:

                       (i) The Fund has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland with all requisite corporate authority under the Maryland General Corporation Law to own and operate its properties and conduct its business as described in the Registration Statement and the Prospectus. The Fund is qualified to do business and is in good standing in each jurisdiction in which the character or location of its properties (owned or leased) or conduct of its business makes such qualification necessary, the Fund having informed us that the only jurisdiction in which it owns or leases properties or conducts business operations is The Commonwealth of Massa-chusetts. The Fund has an authorized capitalization as set forth in the Registration Statement and the Prospectus. All of the issued and outstanding shares of Common Stock and TARPS are duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights under the Restated Articles or the Maryland General Corporation Law; the Bank Loan is duly and validly authorized; the Common Stock, TARPS and Bank Loan conform in all material respects to the descriptions thereof contained in the Prospectus insofar as such descriptions relate to legal matters.

                       (ii) The Preferred Shares have been duly and validly authorized for issuance and sale and, when certificates therefor have been duly authorized, executed and delivered by the Fund in accordance with this Agreement against payment of the consideration set forth herein and in the Pricing Agreement, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive rights under the Restated Articles or the Maryland General Corporation
     Law. The Preferred Shares conform in all material respects to the description thereof contained in the Prospectus insofar as such description relates to legal matters. No holder of any presently outstanding shares of capital stock of the Fund has any preemptive or other rights to subscribe for or purchase any of the Preferred Shares provided for by Maryland law or the Restated Articles.

                       (iii) Each of the Fund Agreements has been duly and validly authorized, executed and delivered by the Fund, and each of the Fund Agreements other than this Agreement is a valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, subject as to enforcement to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general principles of equity and except to the extent that rights to indemnity thereunder may be limited by federal or state securities laws or the public policy underlying such laws; and each of the Fund Agreements complies in all material respects with the applicable provisions of the Acts and the Rules and Regulations.

                       (iv) There are no contracts or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to and filed as required, and the descriptions thereof or references thereto are correct in all material respects.

                       (v) To the best of such counsel's knowledge and information, the execution and delivery of this Agreement, the Pricing Agreement, the Auction Agent Agreement and the Letter Agreement, performance of the Fund Agreements and the consummation of the transactions contemplated by this Agreement, the Pric-
ing Agreement, the Auction Agent Agreement and the Letter Agreement, including the issuance and sale by the Fund of the Preferred Shares on the Closing Date and the redemption, repurchase or repayment of the TARPS and the Bank Debt with the proceeds therefrom, by the Fund do not and, subject only to the passage of time, will not (A) result in the violation of or default under or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement, instrument, franchise, license or permit to which the Fund is subject and which has been specifically identified to such counsel by the Fund and set forth on a schedule attached to such opinion as one of such documents, which violation or default would have a material adverse effect on the Fund or its business or financial condition or (B) violate or conflict with any provision of the Restated Articles or by-laws of the Fund, or any judgment, decree, order, law, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Fund or any of its properties or assets. Such counsel need express no opinion, however, as to any such consent, approval, authorization, or order which may be required as a result of the involvement of the other parties to such agreements in the transactions contemplated by such agreements because of their legal or regulatory status or because of any other facts specifically pertaining to them. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Fund or any of its properties or assets is required under the laws of The Commonwealth of Massachusetts, the State of Maryland or the laws of the United States for the execution, delivery and performance of the Fund Agreements and the consummation of the transactions contemplated hereby, except for (1) such as may be required by the NASD or under state securities or Blue Sky laws in connection with the pur-chase and distribution of the Preferred Shares by the Underwriter (as to which such counsel need express no opinion) and (2) such as have been made or obtained.

     The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications or orders required under (i) laws which are specifically referred to in the opinion, (ii) laws of The Commonwealth of Massachusetts, the state of Maryland and the United States of America which, in such counsel's experience, are normally applicable to transactions of the type provided for in this Agreement, and (iii) court orders, judgments and decrees of any Maryland, Massachusetts or federal court disclosed to such counsel by the Fund in connection with such opinion.

     (vi) The Registration Statement at the time it became effective and the Prospectus as of its date and the Closing Date and any amendments thereof or supplements thereto as of their respective dates and the Closing Date (other than the financial statements and schedules and other financial or statistical data included or incorporated by reference therein or information furnished to the Fund in writing by the Underwriter, as to which no opinion need be rendered) complied and comply as to form in all material respects with the requirements of the Acts and the Rules and Regulations.

     (vii) The Registration Statement has become effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission and all filings required by Rule 497 of the Rules and Regulations have been made in the manner and within the time required by such rule.

                       (viii) No approval of the outstanding security holders of the Fund under the terms of the Restated Articles and the Maryland General Corporation Law is required in connection with the consummation of the transactions contemplated hereby other than such as have been obtained.

                       (ix) The Proxy Statement on lts face was appropriately responsive in all material respects to all items of Schedule 14A of the rules and regulations under the Exchange Act and complied as to form in all material respects with the requirements of the Exchange Act and the Investment Company Act.

                       (x) The Fund is registered with the Commission under the Investment Company Act as a closed-end, diversified management investment company, and all necessary action has been taken by the Fund under the Acts and the Rules and Regulations to make the public offering and consummate the sale of the Preferred Shares pursuant to this Agreement; the provisions of the Restated Articles and the by-laws of the Fund comply as to form in all material respects with the requirements of the Investment Company Act; and

                       (xi) The statements contained in the Prospectus under the caption "Taxation," to the extent that such statements constitute matters of law or legal conclusions, provide a fair summary of such law or legal conclusions.

                   In addition, such counsel shall state that such counsel has participated in (i) the preparation of the Registration Statement and Prospectus and in conferences with officers and representatives of the Fund and the Adviser and with representatives of Arthur Andersen & Co., and your representatives and your counsel at which the contents of the Registration Statement, the Prospectus and related matters were discussed, and (ii) in the preparation of the Proxy Statement and in conferences with officers and representatives of the Fund at which the contents of the Proxy Statement were discussed, and although there can be no assurance that all possible material facts as to the Fund were discussed in such meetings, and although such counsel has not independently verified and necessarily assumes the correctness and completeness of and is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Proxy Statement, except as set forth in opinions (i), the second sentence of (ii), (iv) and (ix) above, on the basis of and subject to the foregoing, no facts have come to the attention of the lawyers in such counsel's office that have had active involvement in the above-mentioned conferences and conversations to lead such lawyers to believe that (A) the Registration Statement (including the information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A of the Rules and Regulations) or any amendment thereto (except for the financial statements and notes thereto, supporting schedules and other financial or statistical data included or incorporated by reference therein or omitted therefrom or information furnished to the Fund in writing by the Underwriter, as to which such counsel need make no statement), at the time the Registration Statement became effective or the date of any such amendment, contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(B) the Prospectus or any amendment or supplement thereto (except for the financial statements and notes thereto, supporting schedules and other financial or statistical data included therein or omitted therefrom or information furnished to the Fund in writing by the Underwriter, as to which such counsel need make no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
(C) the Proxy Statement or any amendment or supplement thereto (except for the financial statements and notes thereto, supporting schedules and other financial or statistical data included therein or omitted therefrom, as to which such counsel need make no statement), contained any statement which, at its date and at the date of the Meeting, and in light of the circumstances under which they were made, was false or misleading with respect to any material fact, or omitted to state a material fact necessary in order to make the statements therein not false or misleading or necessary in order to correct any statement in any earlier communication with respect to the solicitation of proxies for the Annual Meeting or subject matter which becomes false or misleading prior to the Annual Meeting.

                   (d) At the Closing Date, you shall have received the opinion of Peter L. Curry, Esq., General Counsel of the Adviser, counsel for the Adviser, dated the Closing Date addressed to you and in form and substance satisfactory to Underwriter's Counsel, to the effect that:

                       (i) The Adviser has been duly organized and is validly existing as a general partnership under the laws of the Commonwealth of Massachusetts with full power and authority to conduct its business as described in the Reqistration Statement and the Prospectus:

                       (ii) The Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such acts, from performing its obligations under the Advisory Agreement or from acting as investment adviser for the Fund as contemplated by the Registration Statement and the Prospectus;

                       (iii) Each of this Agreement and the Advisory Agreement has been duly and validly authorized, executed and delivered by the Adviser and the Advisory Agreement is a valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, except, subject as to enforcement to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general principles of equity;

                       (iv) To the best of such counsel's knowledge, there is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of, the Adviser, which, if resolved against the Adviser, individually or, to the extent involving related claims or issues, in the aggregate, is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

                          (v) The execution, delivery, and performance of this
Agreement and the Advisory Agreement and the consummation of the transactions contemplated hereby by the Adviser will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser pursuant to the terms of any agreement, instrument, franchise, license or permit known to such counsel to which the Adviser is a party or by which it or its properties or assets may be bound or (B) violate or conflict with any provision of the partnership agreement of the Adviser, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Adviser or any of its properties or assets. To the best knowledge of such counsel, no consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Adviser or any of its properties or assets is required for the execution, delivery and performance of this Agreement and the Advisory Agreement and the consummation by the Adviser of the transactions contemplated hereby and thereby, except for (1) such as may be required by state securities laws or Blue Sky laws or (2) such as have been made or obtained.

                       Such counsel shall also state that no facts have come to the attention of such counsel which would lead such counsel to believe that, as to information contained therein or omitted therefrom with respect to the Adviser, either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b), if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, with respect to information concerning the Adviser, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date thereof (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules).

                   Underwriter's Counsel, Goodwin, Procter & Hoar and Peter L. Curry, Esq., counsel to the Adviser, in giving their opinions required by subsections (c), (d) and (g), respectively, may rely (i) as to the qualification of the Fund and the Adviser to do business in any state or jurisdiction, upon certificates of appropriate government officials, and (ii) as to matters of fact, upon certificates and written statements of officers and employees of and accountants for the Fund and the Adviser. References to the Prospectus in subsections (c), (d) and (g) include any supplement thereto. In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriter's Counsel) of other counsel reasonably acceptable to Underwriter's Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Fund and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Fund and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel. The opinion of such counsel for the Fund shall state that the opinion of any such other counsel is in form satisfactory to such counsel for the Fund and, in their opinion, you and they are justified in relying thereon.

                              (e) At the Closing you shall have received a
                  certificate of the President and Treasurer of the Fund, dated the Closing Date, to the effect that (i) the condition set forth in subsection (a) of this Section 7 has been satisfied,
                  (ii) as of the date hereof and as of the Closing Date the representations and warranties of the Fund set forth in
                  Section 1 hereof are accurate, (iii) as of the Closing Date the obligations of the Fund to be performed hereunder on or prior thereto have been duly performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Fund has not sustained any material loss or interference with its businesses or properties and there has not been any material adverse change, or to his knowledge after reasonable investigation any development involving a material adverse change, in the business prospects, properties, operations, condition (financial or otherwise), or results of operations of the Fund except in each case as described in or contemplated by the Prospectus.

                              (f) At the time this Agreement is executed and at
                  the Closing Date, you shall have received a letter, from Arthur Andersen & Co., independent public accountants for the Fund, dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriter and in form and substance satisfactory to you, to the effect that:
                  (i) they are independent certified public accountants with respect to the Fund within the meaning of the Acts and the Rules and

Regulations (ii) stating that, in their opinion, the financial statements and schedules of the Fund included in the Registration Statement and the Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Acts and the applicable published rules and regulations of the Commission thereunder; (iii) on the basis of procedures (but not an examination made in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim consolidated financial statements of the Fund, a reading of the minutes of meetings and consents of the shareholders and board of directors of the Fund and the committees of such board subsequent to December 31, 1992, inquiries of officers and other employees of the Fund who have responsibility for financial and accounting matters of the Fund with respect to transactions and events subsequent to December 31, 1992 and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) the unaudited financial statements and schedules of the Fund presented in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Acts and the applicable published Rules and Regulations or that such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; or (B) with respect to the period subsequent to December 31, 1992 there were, as of the date of the most recent available unaudited financial statements of the Fund, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or long term indebtedness of the Fund or any decrease in the net current assets or shareholders equity of the Fund, in each case as compared with the amounts shown in the most recent balance sheet presented in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; and
(iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, and other financial information
Pertaining to the Fund set forth in
the Registration Statement and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages, and information may be derived from the general accounting and financial records of the Fund or from schedules furnished by the Fund, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by you (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement.

                   (g) All proceedings taken in connection with the sale of the Preferred Shares as herein contemplated shall be satisfactory in form and substance to you and to Underwriter's Counsel, and the Underwriter shall have received from said Underwriter's Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Preferred Shares, the Registration Statement and the Prospectus and such other related matters as you may reasonably require, and the Fund shall have furnished to Underwriter's Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                   (h) Prior to the Closing Date the Fund shall have furnished to you such further information, certificates and documents as you may reasonably request.

                   (i) Since the date as of which information is given in the Prospectus there shall not have been any change in the Common Stock or the Preferred Shares (other than by reason of the issuance of any shares of Common Stock in connection with the reinvestment of dividends or other distributions paid by the Fund) or any material adverse change in the net assets of the Fund or any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, financial position, net assets, shareholders' equity or results of operations or the property or assets of the Fund, otherwise than as set forth or contemplated in the Prospectus, the effect of which is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Preferred Shares being delivered at the Closing Date on the terms and in the manner contemplated in the Prospectus.

                              (j) The Preferred Shares to be sold by the Fund at
                  the Closing Date shall have been accorded the ratings of "aaa" by Moody's and AAA by Fitch and letters to that effect, dated the Closing Date, shall have been received from Moody's and Fitch.

                              (k) At the Closing Date you shall have received a
                  certificate of a general partner of the Adviser dated the Closing Date to the effect that (i) the representations and warranties of the Adviser in Section 2 are accurate and (ii) as of the Closing Date the obligations to be performed on or prior thereto have been duly performed.

                              (l) At the Closing Date and assuming the receipt
                  of the net proceeds from the sale of the Preferred Shares, the 1940 Act ATP Asset Coverage and the ATP Basic Maintenance Amount (each as defined in the Prospectus) each will be met.

                              (m) If required pursuant to the Loan Agreement,
                  the Fund and Bank of Boston shall have executed and delivered an amendment to the Loan Agreement extending the maturity of the Bank Debt to a date no earlier than the Closing Date.

                              (n) The Preferred Shares shall constitute as of
                  the Closing Date the only class of outstanding senior securities of the Fund (as such term is used in the Investment Company Act).

                  If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriter's Counsel pursuant to this Section 7 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriter's Counsel, all obligations of the Underwriter hereunder may be cancelled by you at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Fund in writing, or by telephone, telex or telegraph, confirmed in writing.

                   8. Indemnification. (a) The Fund will indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act against any losses, liabilities, claims, damages and expenses whatsoever, (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which the Underwriter may become subject, under the Securities Act, the Exchange Act, the Investment Company Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, any sales material or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Fund will not be liable in any such case to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Fund by the Underwriter expressly for use therein. This indemnity agreement will be in addition to any liability which the Fund may otherwise have, including under this Agreement provided, further, that the Fund and the Adviser will not be liable to any Underwriter with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus which is corrected in the Part A Prospectus, or any amendment or supplement thereto, if the Fund and the Adviser sustain the burden of proving that the Underwriter sold Preferred Shares to the person asserting any such loss, claim, damage or liability without sending or giving, at or prior to the written confirmation of the sale of such Preferred Shares to such person, a copy of the Part A Prospectus, or any amendment or supplement thereto, where such delivery is required by the Securities Act if the Fund had previously furnished copies thereof to the Underwriter.

                   (b) The Adviser agrees to indemnify and hold harmless the Underwriter and the Fund, the directors, officers, employees and agents of each of the Underwriter and the Fund, and each person, if any, who controls the Underwriter or the Fund within the meaning of Section 15 of the Securities Act against any losses, liabilities, claims, damages or expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), jointly or severally, to which the Underwriter or the Fund may become subject, under the Securities Act, the Exchange Act, the Investment Company Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with information furnished to the Fund by the Adviser, expressly for use therein.

                   (c) The Underwriter agrees to indemnify and hold harmless the Fund and the Adviser, the directors, officers, employees, general partners and agents of each of the Fund and the Adviser, and each person, if any, who controls the Fund or the Adviser within the meaning of Section 15 of the Securities Act against any losses, liabilities, claims, damages and expenses whatso-ever reasonably incurred (including but not limited to attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), jointly or severally, to which the Fund or the Adviser may become subject, under the Securities Act, the Exchange Act, the Investment Company Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Fund and the Adviser by the Underwriter, expressly for use therein; provided, however, that in no case shall the Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Preferred Shares purchased by the Underwriter hereunder. The Fund and the Adviser acknowledge that the statements in the third paragraph under the caption "Underwriting" constitute the only information furnished in writing by or on behalf of the Underwriter expressly for use in any such document.

                   (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8). In case any such action shall be brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel will be at the expense of such indemnified party or parties unless (i) the employment of counsel by the indemnified party shall have been authorized in writing by one of the indemnifying parties, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of the commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties) in any of which events such fees and expenses shall be borne by the indemnifying party or parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party or parties shall not be liable for any settlement of any claim or action effected without its or their written consent; provided, however, that such consent was not unreasonably withheld.

                  9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable in whole or in part from any indemnifying party, the Fund, the Adviser and the Underwriter shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Fund or the Adviser any contribution received by the Fund or the Adviser from persons, other than the Underwriter, who may also be liable for contribution, including persons who cnntrol the Fund or the Adviser within the meaning of

Section 15 of the Securities Act, officers of the Fund who signed the Registration Statement and directors of the Fund) to which the Fund or the Adviser and the Underwriter may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Fund and the Adviser and the Underwriter from the offering of the Preferred Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Fund, the Adviser and the Underwriter in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund, the Adviser and the Underwriter shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of sales load but before deducting expenses) received by the Fund, (y) the investment advisory fee payable to the Adviser during the preceding 12 month period and (z) the total sales load received by the Underwriter, respectively, in the case of (x) and (z) as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund, the Adviser and the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state any material fact relates to information supplied by the Fund, the Adviser or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Fund, the Adviser and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, (i) in no case shall the Underwriter be liable or responsible for any amount in excess of the sales load applicable to the Shares purchased by the Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section ll(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 9, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Preferred Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 9, each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Fund within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Fund who shall have signed the Registration Statement and each director of the Fund shall have the same rights to contribution as the Fund and Adviser control persons, subject in each case to clauses (i) and (ii) of this Section
9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

                    10. Survival of Representations and Warranties. All representations and warranties, covenants and agreements of the Underwriter, the Fund and the Adviser contained in this Agreement, including the agreements contained in Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and shall remain in full force and effect, regardless of any inves-tigation made by or on behalf of the Underwriter or any controlling person thereof or by or on behalf of the Fund or the Adviser, any of their respective officers and directors or controlling persons, and shall survive delivery of and payment for the Preferred Shares to and by the Underwriter. The representations contained in Section l and 2 and the agreements contained in Sections 6, 8 and 9 hereof shall survive any termination of this Agreement, including termination pursuant to Section 12 hereof

                   11. Effective Date: Termination. (a) This Agreement shall become effective, upon the later of the time when either (i) you and the Fund shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of the Pricing Agreement. If either the initial public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Fund or the Underwriter except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Fund by notifying you or by you notifying the Fund. Notwithstanding the foregoing, the provisions of this Section 11 and of Sections 6, 8 and 9 hereof shall at all times be in full force and effect.

                   (b) You shall have the right to terminate this Agreement at any time prior to the Closing Date if any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, securities markets; or if trading on the New York or American Stock Exchanges shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchanges by the New York or American Stock Exchanges or by order of the Commission or any other governmental authority having jurisdiction; or if the United States becomes engaged in hostilities or there~is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States; or if a banking moratorium has been declared by a New York state or federal authority or if any new restriction materially adversely affecting the distribution of the Preferred Shares shall have become effective; or if there shall have been such change in the market for the Fund's securities or securities in general or in political, financial or economic conditions as in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Preferred Shares on the terms contemplated by the Prospectus.

                   12. Notice. A11 communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and if to the Underwriter shall be mailed, delivered or telexed or facsimile transmitted to Bear Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention:
Joseph Fichera, Managing Director; and if to the Fund shall be delivered or sent by mail to the address of the Fund set forth in the Registration Statement,
Attention: Robert F. Birch, President, or if the Adviser shall be delivered or sent by mail to Wellington Management Company, Attention: Peter L. Curry, Esq. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                   13. Parties. This Agreement shall inure solely to the benefit of, and be binding upon, the Underwriter, the Adviser and the Fund and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of the Preferred Shares from the Underwriter.


                   14. Time of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                   15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the principles of conflicts of laws thereof.

                   If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between you, the Fund and the Adviser.

                        Very truly yours,

                        THE NEW AMERICA HIGH INCOME
                          FUND, INC.

                        By: /s/ Ellen E. Terry
                        ------------------------
                            Name: Ellen E. Terry
                            Title: Vice President

                        WELLINGTON MANAGEMENT COMPANY

                        By: /s/ Duncan McFarland
                        ------------------------
                            General Partner

Accepted as of the date hereof:

BEAR, STEARNS & CO. INC.

BY: /s/ Joseph Fichera
-----------------------
    Title: ?????????